UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 25, 2012

Coeur d’Alene Mines Corporation

(Exact name of registrant as specified in its charter)

IDAHO	1-8641	82-0109423
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

505 Front Ave., P.O. Box “I”

Coeur d’Alene, Idaho, 83816

(Address of Principal Executive Offices)

(208) 667-3511

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.06.     Material Impairments.

As disclosed in prior filings by Coeur d’Alene Mines Corporation (the “Company” or “Coeur”), the Company’s underground silver and gold mine located in Santa Cruz, Argentina (the “Martha Mine”) has experienced high operating costs and has a short remaining expected mine life. As a result, the Company has decided to evaluate strategic and operational alternatives for the Martha Mine. While strategic alternatives are evaluated, the Company plans to maximize cash flows from the Martha Mine by reducing operating costs and by increasing the processing of above-ground stockpile material during the remainder of 2012.

The Company is currently assessing the possible impairment of the assets of the Martha Mine under different strategic alternatives. The Company expects that an impairment charge will be recognized in the second quarter of 2012, which may result in future cash expenditures and may be significant to the Company’s quarterly and annual results of operations, under U.S. Generally Accepted Accounting Principles. The segment assets attributable to the Martha Mine were $24.2 million and total assets of the Company were $3.2 billion as of March 31, 2012. Segment assets consisted primarily of mining properties, property, plant and equipment, inventories, tax receivables and other assets.

Item 7.01.     Regulation FD Disclosure.

Minority Investments in Silver and Gold Development Companies

During 2011 and 2012, the Company has made strategic minority investments in silver and gold development companies in North and South America as part of its business growth strategy. During 2011, Coeur made such investments in five companies: Apogee Silver Ltd.; Caracara Silver Peru, Inc.; Huldra Silver, Inc.; Silver Bull Resources, Inc.; and Soltoro Ltd. As of March 31, 2012, the Company’s investments in these companies had an estimated fair value of $20.3 million. Subsequent to March 31, 2012, the Company also has invested or agreed to invest an aggregate of $6.5 million in two additional companies: International Northair Mines Ltd. and Pershing Gold Corporation.

Item 8.01.     Other Events.

Notes Offering

On June 25, 2012, the Company issued a press release announcing its intention to offer, subject to market and other conditions, $350 million aggregate principal amount of Senior Notes due 2020 (the “Notes”) in a transaction exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”). The Notes have not been registered under the Securities Act or any state securities laws and will not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and applicable state laws. A copy of the press release is attached hereto as Exhibit 99.1.

Risk Factor Disclosure

Pursuant to this Item 8.01, Coeur is providing certain risk factors relating to Coeur’s business (the “Risk Factors”), attached as Exhibit 99.2 hereto and incorporated by reference in this Item 8.01.

The Risk Factors reflect updates and modifications to the risk factors contained in Item 1A of the Company’s Annual Report on Form 10-K for the year ended December 31, 2011, filed by the Company with the Securities and Exchange Commission (the “SEC”) on February 23, 2012, and Item 1A of the Company’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2012, filed by the Company with the SEC on May 7, 2012. References in the Risk Factors to the “Company,” “we,” “us,” or “our” are references to Coeur and its subsidiaries, except as the context otherwise requires.

Cautionary Note Regarding Forward-Looking Statements

The information contained in this Current Report on Form 8-K and the exhibits attached hereto contain forward-looking statements within the meaning of securities legislation in the United States and Canada, including, among others, (i) Coeur’s expectations with respect to its Martha mine, (ii) statements regarding the potential impairment charge and any cash expenditures resulting from the potential impairment charge, (iii) Coeur’s intention to offer its notes, subject to market and other conditions and (iv) Coeur’s intention to use the proceeds of the offering to fund internal and external growth initiatives and for general corporate purposes.

Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause Coeur’s actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Such factors include, among others, the risks and hazards inherent in the mining business (including environmental hazards, industrial accidents, weather or geologically related conditions), changes in the market prices of gold and silver, the uncertainties inherent in Coeur’s production, exploratory and developmental activities, including risks relating to permitting and regulatory delays and disputed mining claims, any future labor disputes or work stoppages, the uncertainties inherent in the estimation of gold and silver ore reserves, changes that could result from Coeur’s future acquisition of new mining properties or businesses, reliance on third parties to operate certain mines where Coeur owns silver production and reserves, the loss of any third-party smelter to which Coeur markets silver and gold, the effects of environmental and other governmental regulations, the risks inherent in the ownership or operation of or investment in mining properties or businesses in foreign countries, Coeur’s ability to raise additional financing necessary to conduct its business, make payments or refinance its debt, as well as other uncertainties and risk factors set out in filings made from time to time with the United States Securities and Exchange Commission, and the Canadian securities regulators, including, without limitation, Coeur’s reports on Form 10-K and Form 10-Q and Exhibit 99.2. Actual results, developments and timetables could vary significantly from the estimates presented. Readers are cautioned not to put undue reliance on forward-looking statements. Coeur disclaims any intent or obligation to update publicly such forward-looking statements, whether as a result of new information, future events or otherwise. Additionally, Coeur undertakes no obligation to comment on analyses, expectations or statements made by third parties in respect of Coeur, its financial or operating results or its securities.

Item 9.01. Financial Statements and Exhibits.

(d)	List of Exhibits

Exhibit No.	Description
Exhibit 99.1	Press release dated June 25, 2012
Exhibit 99.2	Risk factors relating to Coeur’s business

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COEUR D’ALENE MINES CORPORATION

Date: June 25, 2012	By:	/s/ Frank L. Hanagarne, Jr.

	Name:	Frank L. Hanagarne, Jr.
	Title:	Senior Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description
Exhibit 99.1	Press release dated June 25, 2012
Exhibit 99.2	Risk factors relating to Coeur’s business